SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2015
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our,” “GFN” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (“Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Material Definitive Agreement	1

Item 1.02	Termination of a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1
Amendment No. 4 dated June 30, 2015 to Amended and Restated Credit Agreement among Wells Fargo Bank, National Association, HSBC Bank USA, NA, OneWest Bank N.A., Pac-Van, Lone Star, GFNRC, Southern Frac and GFNMC

i

Item 1.01    Entry into a Material Definitive Agreement

On June 30, 2015, Pac-Van, Lone Star, GFNRC, Southern Frac, GFNMC, Wells Fargo Bank, National Association (“Wells Fargo”), HSBC Bank USA, NA and OneWest Bank N.A. entered into Amendment No. 4 (the “Fourth Amendment”) to that certain amended and restated credit agreement dated April 7, 2014, as amended to date (the "Credit Agreement").  Amendment No. 4, among other things, increases by $12 million from $220 million to $232 million the maximum amount that can be borrowed under the Credit Agreement, adds Southern Frac as a borrower under the Credit Agreement and increases by $1.2 million from $22 million to $23.2 million the minimum amount of funds that must be available for borrowing to permit payment of affiliated company indebtedness, payment of certain distributions to the Company, payments under the credit facility agreement with Credit Suisse AG, Singapore Branch dated March 31, 2014 and payment of management fees payable to the Company.

The foregoing description of the Fourth Amendment is qualified in its entirety by the Fourth Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement

On July 1, 2015, in connection with the execution of the Fourth Amendment, the Credit and Security Agreement dated October 1, 2012 (the “Southern Frac Credit Agreement”) by and among Southern Frac, GFNMC, the Company and Wells Fargo was terminated, all borrowings outstanding under the Southern Frac Credit Agreement were repaid in full and all guaranties granted in connection therewith were terminated and released. The Southern Frac Credit Agreement was originally scheduled to mature on October 1, 2015.

A description of the material terms and conditions of the Southern Frac Credit Agreement was provided under the section entitled “Entry into a Material Definitive Agreement – Credit Agreement” in the Company’s Current Report on Form 8-K filed on October 4, 2012 and is incorporated by reference herein. A description of the new material agreement among certain parties to the Southern Frac Credit Agreement is provided under Item 1.01 of this Current Report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Amendment No. 4 dated June 30, 2015 to Amended and Restated Credit Agreement among Wells Fargo Bank, National Association, HSBC Bank USA, NA, OneWest Bank N.A., Pac-Van, Lone Star, GFNRC, Southern Frac and GFNMC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: July 1, 2015	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Amendment No. 4 dated June 30, 2015 to Amended and Restated Credit Agreement among Wells Fargo Bank, National Association, HSBC Bank USA, NA, OneWest Bank N.A., Pac-Van, Lone Star, GFNRC, Southern Frac and GFNMC

3